SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                        THE SECURITIES EXCHANGE ACT 1934

Date of Report:  November 12, 1996

                               US DIAGNOSTIC INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State of other jurisdiction of incorporation)

        1-13392                                             11-3146389
--------------------------------------------------------------------------------
 (Commission File Number)                               (IRS Employer
                                                      Identification No.)

777 SOUTH FLAGLER DRIVE, SUITE 1201, EAST TOWER, WEST PALM BEACH, FLORIDA  33401
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone no. including area code:(561)832-0006

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS

MEDICAL IMAGING CENTERS OF AMERICA, INC.

On November 12, 1996, the Company completed its previously announced merger (the "Merger") with Medical Imaging Centers of America, Inc. ("MICA"). Pursuant to the Merger, each outstanding share of MICA's common stock ("MICA Common Stock"), was converted into a right to receive $11.75 in cash (the "Merger Consideration"). Each option to purchase MICA Common Stock (each "MICA Option") was cancelled and each holder of a MICA Option became entitled to a cash payment equal to the product of the total number of shares subject to the MICA Option and the excess of $11.75 over the exercise price per share of the MICA Common Stock subject to the MICA Option.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Audited Consolidated Financial Statements of Medical Imaging Centers of America, Inc. as of and for the year ended December 31, 1995. (1)

         Unaudited Consolidated Financial Statements of Medical Imaging Centers of America, Inc. as of and for the nine months ended September 30, 1996. (2)

         Auditors report on the Consolidated Financial Statements of Medical Imaging Centers of America, Inc. as of and for the year ended December 31, 1995.

(b) Pro Forma Financial Condensed Consolidated Balance Sheets (Unaudited) reflecting the acquisition of Medical Imaging Centers of America, Inc. ("MICA") as of December 31, 1995 and September 30, 1996 and Condensed Consolidated Pro Forma Statements of Operations (Unaudited) for the year ended December 31, 1995 and the nine months ended September 30, 1996.

--------------------

 (1) Incorporated by reference to Medical Imaging Centers of America, Inc. Report on Form 10-K as of December 31, 1995.

 (2) Incorporated by reference to Medical Imaging Centers of America, Inc. Report on Form 10-Q as of September 30, 1996.



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

               Report of Ernst & Young LLP, Independent Auditors


The Board of Directors and Shareholders
Medical Imaging Centers of America, Inc.

We have audited the consolidated balance sheets of Medical Imaging Centers of America, Inc. as of December 31, 1995 and 1994, and the related consolidated statements of operations, shareholders' equity (net capital deficiency) and cash flows for each of the three years in the period ended December 31, 1995 incorporated by reference herein from the Annual Report on Form 10-K of Medical Imaging Centers of America as of December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Medical Imaging Centers of America, Inc. at December 31, 1995 and 1994, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.


                                               /s/ Ernst & Young LLP
                                                   ----------------------------
                                                   ERNST & YOUNG LLP

San Diego, California
February 2, 1996

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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   US DIAGNOSTIC INC.



Dated:  July 1, 1997                By:  /S/ JOSEPH A. PAUL
                                          -------------------------------------
                                          Joseph A. Paul
                                          Chief Executive Officer,
                                          Chief Operating Officer and President

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


US DIAGNOSTIC INC. AND SUBSIDIARIES ("USDL") AND MEDICAL IMAGING CENTERS OF
AMERICA, INC.("MICA") PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED) DECEMBER 31, 1995
(In thousands)

                                                                                   PRO FORMA
                                                          USDL        MICA        ADJUSTMENTS          PRO FORMA
                                                          ----        ----        -----------          ---------
Assets:
Current Assets:
Cash and Cash Equivalents                               $  4,374    $10,732         $       -          $  15,106
Accounts Receivable                                       10,819      7,711                 -             18,530
Prepaid Expenses                                             900        725                 -              1,625
Other Current Assets                                         271          -                 -                271
                                                        --------    -------         ---------          ---------
Total Current Assets                                      16,364     19,168                 -             35,532

Property and Equipment - Net                              22,551     17,074                 -             39,625

Intangible Assets - Net                                   17,993      1,087            34,855  (1)        53,935


Other Assets                                                 371        830                 -              1,201
Investment in Unconsolidated Subsidiaries                      -      1,489                 -              1,489
                                                        --------    -------         ---------          ---------
Total Assets                                            $ 57,279    $39,648         $  34,855          $ 131,782
                                                        --------    -------         ---------          ---------


SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                      F-1
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

US DIAGNOSTIC INC. AND SUBSIDIARIES ("USDL") AND MEDICAL IMAGING CENTERS OF
AMERICA, INC.("MICA") PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED) DECEMBER 31, 1995
(In thousands)


                                                                                PRO FORMA
                                                          USDL        MICA     ADJUSTMENTS     PRO FORMA
                                                          ----        ----     -----------     ---------
Liabilities and Stockholders' Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses                   $  2,862    $   4,870     $     -        $  7,732
Short-Term Borrowings                                        667            -           -             667
Long-Term Debt and Capital Leases, Current Portion         6,352       13,961           -          20,313
Other Current Liabilities                                    537            -           -             537
                                                        --------    ---------     -------        --------
Total Current Liabilities                                 10,418       18,831           -          29,249

Subordinated Convertible Debentures                            -        5,400           -           5,400
Long-Term Debt and Capital Leases                         21,065       11,182      37,868  (2)     70,115
Other Liabilities                                            423            -           -             423
Deferred Income Taxes                                        164            -           -             164
                                                        --------    ---------     -------        --------
Total Liabilities                                         32,070       35,413      37,868         105,351

Minority Interests                                           716        1,222           -           1,938

Stockholders' Equity:
Common Stock                                                  70       54,691     (54,691) (3)         70
Additional Paid in Capital                                22,954            -           -          22,954
Retained Earnings                                          2,496      (51,678)     51,678  (3)      2,496
Deferred Stock Based Compensation                         (1,027)           -           -          (1,027)
                                                        --------    ---------     -------        --------

Total Stockholders' Equity                                24,493        3,013      (3,013)         24,493
                                                        --------    ---------     -------        --------

Total Liabilities and Stockholders' Equity              $ 57,279     $ 39,648     $34,855        $131,782
                                                        --------    ---------     -------        --------

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SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                      F-2
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

US DIAGNOSTIC INC. AND SUBSIDIARIES ("USDL") AND MEDICAL IMAGING CENTERS OF
AMERICA, INC.("MICA") PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED) SEPTEMBER 30, 1996
(In thousands)



                                                                       PRO FORMA
                                                 USDL        MICA     ADJUSTMENTS        PRO FORMA
                                                 ----        ----     -----------        ---------
Assets:
Current Assets
Cash and Cash Equivalents                     $  81,863   $   5,224      $  (37,868) (2)  $  49,219
Accounts Receivable                              28,614       7,473               -          36,087
Prepaid Expenses                                  5,222         775               -           5,997
Other Current Assets                                930           -               -             930
                                              ---------   ---------      ----------       ---------
Total Current Assets                            116,629      13,472         (37,868)         92,233

Property and Equipment - Net                     51,262      12,660               -          63,922

Intangible Assets - Net                          94,154         710          31,037  (1)    125,901


Other Assets                                      4,576         790               -           5,366
Investment in Unconsolidated Subsidiaries         5,198       1,494               -           6,692
                                              ---------   ---------      ----------       ---------
Total Assets                                  $ 271,819   $  29,126      $   (6,831)      $ 294,114
                                              ---------   ---------      ----------       ---------
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SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS


                                      F-3
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

US DIAGNOSTIC INC. AND SUBSIDIARIES ("USDL") AND MEDICAL IMAGING CENTERS OF
AMERICA, INC.("MICA") PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED) SEPTEMBER 30, 1996
(In thousands)

                                                                                PRO FORMA
Liabilities and Stockholders' Equity:                  USDL        MICA        ADJUSTMENTS      PRO FORMA
                                                       ----        ----        -----------      ---------
Current Liabilities:
Accounts Payable and Accrued Expenses                $    6,871    $  3,429     $      -        $  10,300
Short-Term Borrowings                                       750           -            -              750
Long-Term Debt and Capital Leases, Current Portion       15,355       7,723            -           23,078
Other Current Liabilities                                 2,191          -             -            2,191
                                                     ----------    --------     --------        ---------
Total Current Liabilities                                25,167      11,152            -           36,319

Subordinated Convertible Debentures                      56,126       2,800            -           58,926
Long-Term Debt and Capital Leases                        42,208       7,253            -           49,461
Other Liabilities                                           351           -            -              351
Deferred Income Taxes                                     7,925           -            -            7,925
                                                     ----------    --------     --------        ---------
Total Liabilities                                       131,777      21,205            -          152,982

Minority Interests                                        5,205       1,090            -            6,295

Stockholders' Equity:
Common Stock                                                229      55,996      (55,996) (3)         229
Additional Paid in Capital                              135,848           -            -          135,848
Retained Earnings                                         5,066     (49,165)      49,165  (3)       5,066
Deferred Stock Based Compensation                        (6,306)          -            -           (6,306)
                                                     ----------    --------     --------        ---------
Total Stockholders' Equity                              134,837       6,831       (6,831)         134,837
                                                     ----------    --------     --------        ---------
Total Liabilities and Stockholders' Equity            $ 271,819     $29,126     $ (6,831)       $ 294,114
                                                     ----------    --------     --------        ---------

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SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                      F-4
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

US DIAGNOSTIC INC. AND SUBSIDIARIES ("USDL") AND MEDICAL IMAGING CENTERS OF
AMERICA, INC.("MICA") PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED) NINE MONTHS ENDED SEPTEMBER 30, 1996
(In thousands, except per share data)


                                                                              PRO FORMA
                                                         USDL         MICA   ADJUSTMENTS          PRO FORMA
                                                         ----         ----   -----------          ---------
Revenues                                               $59,551    $ 27,211     $     -            $  86,762

Operating Expenses:
General and Administrative Expense                      35,155      18,140           -               53,295
Bad Debt Expense                                         2,343         432           -                2,775
Depreciation and Amortization Expense                    6,819       4,766       1,164  (4)          12,749
Stock Based Compensation                                 1,604           -           -                1,604
Loss on Sale of Stock of Subsidiary                        389           -           -                  389
Loss on Settlement of Claim                                125           -           -                  125
Compensation to Terminated Consultant                    2,198           -           -                2,198
                                                       -------    --------     -------             --------
Total Operating Expenses                                48,633      23,338       1,164               73,135

Income from Operations                                  10,918       3,873      (1,164)              13,627

Other Income [Expense]:
 Interest Expense                                       (5,587)     (1,411)     (2,556) (5)          (9,554)
 Interest and Other Income (Expense), net                1,417         (62)          -                1,355
                                                       -------    --------     -------             --------
Total Other [Expense]                                   (4,170)     (1,473)     (2,556)              (8,199)

Income  Before Minority Interest, Provision
  for Income Taxes and Extraordinary Item                6,748       2,400      (3,720)               5,428
Minority Interest in Income of Subsidiaries              1,178          73           -                1,251
Provision  for Income Taxes                              2,999          63      (1,022) (6)           2,040
                                                       -------    --------     -------             --------

Income  Before Extraordinary Item                        2,571       2,264      (2,698)               2,137
Extraordinary Item                                           -         382           -                  382
                                                       -------    --------     -------             --------
Net Income                                             $ 2,571    $  2,646     $(2,698)             $ 2,519
                                                       -------    --------     -------             --------
Earnings Per Common Share:
Primary:
Income  Before Extraordinary Item                       $ 0.18                                       $ 0.15
Extraordinary Item                                      $    -                                       $ 0.03
Net Income                                              $ 0.18                                       $ 0.18

Fully Diluted:
Income  Before Extraordinary Item                       $ 0.15                                       $ 0.13
Extraordinary Item                                      $    -                                       $ 0.02
Net Income                                              $ 0.15                                       $ 0.15

Weighted Average Number of Common Shares and
 Common Share Equivalents Outstanding:
Primary                                             14,021,092                                   14,021,092
Fully Diluted                                       17,099,589                                   17,099,589


SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                      F-5
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

US DIAGNOSTIC INC. AND SUBSIDIARIES ("USDL") AND MEDICAL IMAGING CENTERS OF
AMERICA, INC.("MICA") CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(UNAUDITED) YEAR ENDED DECEMBER 31, 1995
(In thousands, except per share data)
                                                                                PRO FORMA
                                                         USDL       MICA        ADJUSTMENTS            PRO FORMA
                                                         ----       ----        -----------            ---------
Total Revenue                                       $  29,416     $46,537       $     -               $   75,953

Operating Expenses:
General and Administrative                             19,485      31,006             -                   50,491
Bad Debt Expense                                          577       1,059             -                    1,636
Depreciation and Amortization                           3,003       9,961         1,743 (4)               14,707
Stock Based Compensation                                  213           -             -                      213
Compensation to Terminated Consultant                     138           -             -                      138
                                                    ---------     -------       -------                ---------
Total Operating Expenses                               23,416      42,026         1,743                   67,185

Income from Operations                                  6,000       4,511        (1,743)                   8,768

Other Income (Expense):
Interest Income                                           227         534             -                      761
Interest Expense                                       (1,276)     (3,557)       (3,408)(5)               (8,241)
Other Income (Expense)                                   (503)      4,134             -                    3,631
Non-Cash Finance Charge                                  (414)          -             -                     (414)
                                                    ---------     -------       -------                ---------
Total Other Income (Expense)                           (1,966)      1,111        (3,408)                  (4,263)

Income Before Minority Interest, Provision
  for Income Taxes and Extraordinary Item               4,034       5,622        (5,151)                   4,505
Minority Interest in Income of Subsidiaries               280        (214)            -                       66
Provision (Benefit)for Income Taxes                       729         180        (1,363)(6)                 (454)
                                                    ---------     -------       -------                ---------

Income Before Extraordinary Item                        3,025       5,656        (3,788)                   4,893
Extraordinary Item                                        306           -             -                      306
                                                    ---------     -------       -------                ---------
Net Income                                          $   3,331    $  5,656       $(3,788)               $   5,199
                                                    ---------     -------       -------                ---------

Earnings Per Common Share:
Primary:
Income  Before Extraordinary Item               $       0.61                                       $       0.98
Extraordinary Item                              $       0.06                                       $       0.06
Net Income                                      $       0.67                                       $       1.04

Fully Diluted:
Income  Before Extraordinary Item               $       0.57                                       $       0.73
Extraordinary Item                              $       0.03                                       $       0.03
Net Income                                      $       0.60                                       $       0.76

Weighted Average Number of Common Shares
  and Common Share Equivalents Outstanding:
Primary                                            4,996,021                                          4,996,021
Fully Diluted                                     11,761,427                                         11,761,427

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

US DIAGNOSTIC INC. AND SUBSIDIARIES ("USDL") AND MEDICAL IMAGING CENTERS OF AMERICA, INC.("MICA") NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) DECEMBER 31, 1995 AND SEPTEMBER 30, 1996

 NOTE
 ----

  (1) ADJUSTMENT TO REFLECT THE EXCESS OF THE PURCHASE PRICE OVER THE ESTIMATED FAIR VALUE OF NET ASSETS ACQUIRED.

  (2) ADJUSTMENT TO REFLECT THE SOURCE OF FUNDS USED TO CONSUMMATE THE ACQUISITION.

  (3)          ADJUSTMENT TO ELIMINATE THE EQUITY ACCOUNTS OF MICA.

  (4) ADJUSTMENT TO REFLECT THE AMORTIZATION OF THE EXCESS PURCHASE PRICE OVER THE ESTIMATED FAIR VALUE OF NET ASSETS ACQUIRED.

  (5) ADJUSTMENT TO REFLECT INTEREST EXPENSE ON THE FUNDS USED TO CONSUMMATE THE ACQUISITION.

  (6)          ADJUSTMENT TO REFLECT THE TAX EFFECT OF INTEREST EXPENSE
               (SEE NOTE 5).


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